Exhibit 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Amendment No. 16 to Registration Statement (Investment Company Act File No. 811-21162) of Merrill Lynch Basic Value Principal Protected Fund (the “Fund”) of Merrill Lynch Principal Protected Trust on Form
N-1A of our report dated August 15, 2005, appearing in the June 30, 2005 Annual Report of the Fund, which is incorporated by reference in Part B of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
October 25, 2005